Notes Payable	9 Months Ended
Sep. 30, 2020
Notes Payable [Abstract]
Notes Payable
13.	Notes Payable

Senior Secured Loan

In April 2018, fuboTV pre-Merger entered into a senior secured term loan with AMC Networks Ventures, LLC (the “Term Loan”) with a principal amount of $25.0 million, bearing interest equal to LIBOR (London Interbank Offered Rate) plus 5.25% per annum and with scheduled principal payments beginning in 2020. The Company recorded this loan at its fair value of $23.8 million in connection with its acquisition of fuboTV Pre-Merger on April 1, 2020. The Company has made principal repayments of $2.5 million during the nine months ended September 30, 2020. As of September 30, 2020, the outstanding balance of the Term Loan is $21.3 million and is included in short-term and long-term borrowings on the accompanying condensed consolidated balance sheet.

The Term Loan matures on April 6, 2023, has certain financial covenants and requires the Company to maintain a certain minimum subscriber level. The Company was in compliance with all covenants at September 30, 2020.

Evolution AI Corporation

The Company has recognized, through the accounting consolidation of EAI, a $2.7 million note payable bearing interest at the rate of 10% per annum that was due on October 1, 2018 (“EAI Note”). The cumulative accrued interest on the EAI Note amounts to $1.6 million. The EAI Note is currently in a default condition due to non-payment of principal and interest. The EAI Note relates to the acquisition of technology from parties who, as a result of the acquisition of EAI, own 15,000,000 shares of the Company’s common stock (after the conversion of 1,000,0000 shares of Series X Convertible Preferred Stock during the year ended December 31, 2019). The holders of the EAI Note have agreed not to declare the EAI Note in default and to forbear from exercising remedies which would otherwise be available in the event of a default, while the EAI Note continues to accrue interest. The Company is currently in negotiation with such holders to resolve the matter and the outstanding balance as of September 30, 2020, including interest and penalties, is $4.4 million. The balance of $4.4 million is included in notes payable, net of discount on the accompanying condensed consolidated balance sheet.

FBNK Finance SarL

On February 17, 2020, FBNK Finance issued EUR 50.0 million of bonds (or $56.1 million). There were 5,000 notes with a nominal value EUR 10,000 per note. The bonds were issued at par with 100% redemption price. The maturity date of the bonds is February 15, 2023 and the bonds have a 4.5% annual fixed rate of interest. Interest is payable semi-annually on August 15 and February 15. The majority of the proceeds was used for the redemption of the bonds issued by SAH, HFC and Nexway SAS. The bonds are unconditional and unsubordinated obligations of FBNK Finance. As part of this transaction, the Company recorded a loss of $11.1 million during the nine months ended September 30, 2020 which was recorded as loss extinguishment of debt on the accompanying condensed consolidated statement of operations. During the nine months ended September 30, 2020, the Company recorded a $1.0 million foreign exchange loss upon remeasurement to USD.

During the quarter ended September 30, 2020, the Company sold its investment in FaceBank AG and Nexway and derecognized the carrying value of the bonds of $56.1 million (see Note 7).

Credit and Security Agreement

As described in Note 1, on March 11, 2020, the Company and HLEEF entered into the Credit Facility with HLEEF. The Credit Facility is secured by substantially all the assets of the Company. As of September 30, 2020, there were no amounts outstanding under the Credit Facility.

On July 8, 2020, the Company entered into a Termination and Release Agreement with HLEE Finance to terminate the Credit Agreement. The Company did not draw down on the Credit Agreement during its term.

Note Purchase Agreement

As described in Note 1, on March 19, 2020, the Company and the other parties thereto entered into the Note Purchase Agreement, pursuant to which the Company sold to FB Loan the Senior Notes. In connection with the Company’s acquisition of fuboTV Pre-Merger, the proceeds of $7.4 million, net of an original issue discount of $2.7 million, were used to fund the advance to fuboTV Pre-Merger.

Each Borrower’s obligations under the Senior Notes are secured by substantially all of the assets of each such Borrower pursuant to a Security Agreement, dated as of March 19, 2020, by and among Borrower and FB Loan (the “Security Agreement”).

The Note Purchase Agreement contains customary affirmative and negative covenants, including covenants limiting the ability of the Borrower and its subsidiaries to, among other things, incur debt, grant liens, make certain restricted payments, make certain loans and other investments, undertake certain fundamental changes, enter into restrictive agreements, dispose of assets, and enter into transactions with affiliates, in each case, subject to limitations and exceptions set forth in the Note Purchase Agreement. The Note Purchase Agreement also contains customary events of default that include, among other things, certain payment defaults, cross defaults to other material obligations, covenant defaults, change of control defaults, judgment defaults, and bankruptcy and insolvency defaults. If an event of default exists, the lenders may require the immediate payment of all obligations under the Note Purchase Agreement, and may exercise certain other rights and remedies provided for under the Note Purchase Agreement, the Security Agreement, the other loan documents and applicable law.

Interest on the Senior Notes shall accrue until full and final repayment of the principal amount of the Senior Note at a rate of 17.39% per annum. On the first business day of each calendar month in which the Senior Note is outstanding, beginning on April 1, 2020, Borrower shall pay in arrears in cash to FB Loan accrued interest on the outstanding principal amount of the Senior Note. The maturity date of the Senior Notes is the earlier to occur of (i) July 8, 2020 and (ii) the date the Borrower receives the proceeds of any financing. The Borrower may prepay or redeem the Senior Note in whole or in part without penalty or premium.

In connection with the Note Purchase Agreement, the Company issued FB Loan a warrant to purchase 3,269,231 shares of its common stock at an exercise price of $5.00 per share (the “FB Loan Warrant”) and 900,000 shares of its common stock. The fair value of the warrant on the Senior Notes issuance date was approximately $15.6 million and is recorded as a warrant liability in the accompanying condensed consolidated balance sheet with subsequent changes in fair value recognized in earnings each reporting period (see Note 14). The fair value of the 900,000 common stock issued was based upon the closing price of the Company’s common stock as of March 19, 2020 (or $8.15 per share or $7.3 million). Since the fair value of the warrants and common stock exceeded the principal balance of the Senior Notes, the Company recorded a loss on issuance of the Senior Notes totaling $12.9 million and is reflected in the accompanying condensed consolidated statement of operations.

The 900,000 shares were valued at $8.15 per share at March 19, 2020 and $7.5 million set forth on the balance sheet for shares settled payable for note payable reflects the fair value of 900,000 shares to be issued at $8.35 per share as of March 31, 2020. On April 28, 2020, these shares were issued at $10.00 per share. The Company recorded a change in fair value of shares settled payable of approximately $1.7 million during the nine months ended September 30, 2020, respectively.

Pursuant to the Note Purchase Agreement, the Borrower agreed, among other things that (i) the Company shall file a registration statement with the Commission regarding the purchase and sale of 900,000 shares of the Company’s common stock issued to FB Loan in connection with the Note Purchase Agreement (the “Shares”) and any shares of capital stock issuable upon exercise of the FB Loan Warrant (the “Warrant Shares)”); and (ii) the Company shall have filed an application to list the Company’s Common Stock for trading on the NASDAQ exchange, on or before the date that is thirty (30) days following the closing date of the Note Purchase Agreement. Refer to the Amendments to the Note Purchase Agreements section below for further details.

Amendments to the Note Purchase Agreement

On April 21, 2020, the Company and the other parties to the Note Purchase Agreement entered into an Amendment to the Note Purchase Agreement to (i) extend the deadline for registration of the resale of the Shares and the Warrant Shares to May 25, 2020 and (ii) provide that in lieu of the obligation under the Note Purchase Agreement to apply to list on NASDAQ within thirty (30) days of March 19, 2020, the Company shall have initiated the process to list its capital stock on a national exchange on or before the date that is thirty (30) days following March 19, 2020. The Company has initiated this process.

Subsequently, on May 28, 2020, the Company and the other parties to the Note Purchase Agreement entered into a Consent and Second Amendment to the Note Purchase Agreement (the “Second Amendment”), pursuant to which, among other things, FB Loan agreed to extend the deadline for registration for of the Shares and the Warrant Shares for resale to July 1, 2020. In addition:

(i)	FB Loan consented to the May 11, 2020 sale by the Company of capital stock for aggregate consideration in the amount of $7.5 million; and
(ii)	the provision requiring that following receipt by any loan party or any subsidiary of proceeds of any financing, the Borrower must prepay the Senior Note in an amount equal to 100% of the cash proceeds of such financing, was removed.

On July 1, 2020, the Company and the other parties to the Note Purchase Agreement entered into a Third Amendment to Note Purchase Agreement (the “Third Amendment”), pursuant to which (i) the deadline for registration of the Shares and the Warrant Shares for resale was extended to July 8, 2020 and (ii) the deadline for the redemption of the Senior Notes by the Borrower was amended to be the earlier to occur of (y) July 8, 2020 and (z) the date the Borrower receives the proceeds of any financing.

On August 3, 2020, pursuant to the Fourth Amendment to the Note Purchase Agreement (the “Fourth Amendment”), the Company agreed (i) to file a registration statement on Form S-1 (the “Registration Statement”) prior to August 7, 2020 that shall include the Shares, (ii) that within 91 days after the effective date of the Registration Statement, the Company shall file a registration statement with the Commission registering the Shares and the Warrant Shares, and (iii) that the Company shall have been approved to list its capital stock on a national exchange prior to the effective date of the Registration Statement.

On July 3, 2020, the Company repaid $10.1 million related to the Note Purchase Agreement.

Paycheck Protection Program Loan

On April 21, 2020, the Company entered into a Promissory Note (the “PPP Note”) with JPMorgan Chase Bank, N.A. as the lender (the “Lender”), pursuant to which the Lender agreed to make a loan to the Company under the Paycheck Protection Program (the “PPP Loan”) offered by the U.S. Small Business Administration (the “SBA”) in a principal amount of $4.7 million pursuant to Title 1 of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).

The PPP Loan proceeds are available to be used to pay for payroll costs, including salaries, commissions, and similar compensation, group health care benefits, and paid leaves; rent; utilities; and interest on certain other outstanding debt. The Loan is subject to forgiveness to the extent proceeds are used for payroll costs, including payments required to continue group health care benefits, and certain rent, utility, and mortgage interest expenses (collectively, “Qualifying Expenses”), pursuant to the terms and limitations of the PPP. The Company used the Loan amount for Qualifying Expenses. However, no assurance is provided that the Company will obtain forgiveness of the Loan in whole or in part.

The interest rate on the PPP Note is a fixed rate of 1% per annum. To the extent that the amounts owed under the PPP Loan, or a portion of them, are not forgiven, the Company will be required to make principal and interest payments in monthly installments beginning seven months from April 2020. The PPP Note matures in two years.

The PPP Note includes events of default. Upon the occurrence of an event of default, the Lender will have the right to exercise remedies against the Company, including the right to require immediate payment of all amounts due under the PPP Note.

The Company has recorded the principal balance of $4.7 million as $1.9 million of long-term borrowings and $2.8 million as long-term borrowings– current portion on the accompanying condensed consolidated balance sheet.

Revenue Participation Agreement

On May 15, 2020, the Company entered into a revenue participation agreement with Fundigo, LLC for $10.0 million (the “Purchase Price”). The Company received net proceeds of $9.5 million, net of an original issue discount of $0.5 million, in exchange for participation in all of the Company’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from the Company’s customers and/or third party payors (the “Revenues”), until an amount equal to 145% of the Purchase Price, or $14.5 million (the “Revenue Purchased Amount”). The repayment amount is reduced under the following circumstances.

(i) If the Company pays $12.0 million of the Revenue Purchased Amount to Fundigo LLC before June 15, 2020, such payments shall constitute payment in full of the Revenue Purchased Amounts and no additional debits will be made.

(ii) If the Company pays $13.0 million of the Revenue Purchased Amount to Fundigo LLC before July 4, 2020, such payments shall constitute payment in full of the Revenue Purchased Amounts and no additional debits will be made.

The Company accounted for this agreement as a loan and as of September 30, 2020 the loan was repaid in full. Interest expense incurred on the loan was $3.1 million for the nine months ending September 30, 2020.

Century Venture

On May 15, 2020, the Company entered into a loan agreement (the “Loan”) with Century Venture, SA, receiving proceeds of $1.6 million to use for working capital and general corporate purposes. The Loan will bear interest at a rate of 8% per annum, payable in arrears on the 15th day of each month. In the event the Company fails to make a payment within ten (10) days after the due date, the Company shall pay interest on any overdue payment at the highest rate allowed by applicable law.

All remaining unpaid principal together with interest accrued and unpaid shall be due and payable upon the earlier of (a) completion of any debt or equity financing of the Company, which results in proceeds of at least $50 million, or (b) May 14, 2021. As of September 30, 2020 the principal balance and accrued interest is approximately $1.6 million.

On September 30, 2020, following negotiations with Century Venture, SA, the Company agreed to repay the Loan in full (inclusive of any interest, fees and penalties) owed under the Credit Agreement. The Company paid $1.6 million on October 2, 2020, the Credit Agreement and related Loan were automatically terminated.

Credit Agreement

On July 16, 2020, we entered into a Credit Agreement (the “Access Road Credit Agreement”) with Access Road Capital LLC (the “Lender”). Pursuant to the terms of the Access Road Credit Agreement, the Lender extended a term loan (the “Loan”) to us with a principal amount of $10.0 million. The Loan bears interest at a fixed rate of 13.0% per annum and matures on July 16, 2023. The Company repaid the loan in full on October 2, 2020.